                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                            TRANS-LUX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 27, 1999
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Thursday, May 27, 1999 at 10:00 A.M. local time for the following purposes:

          1. To elect two directors to serve for a term of three years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on March 29, 1999 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                              ANGELA D. TOPPI
                                            Corporate Secretary

Dated: Norwalk, Connecticut
       March 29, 1999

--------------------------------------------------------------------------------

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
--------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, May 27, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 12, 1999. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

     The close of business on March 29, 1999 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. There were outstanding as of the close of business on March 29, 1999 and entitled to notice of and to vote at the Meeting 996,415 shares of Common Stock and 296,005 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on all the proposals.

     Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 29, 1999 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and
(iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Richard Brandt...............................  Class B Stock      129,195        43.65%     10.00%
Chairman of the Board of Directors and         Common Stock         7,136(1)       *          *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Franklin Resources, Inc......................  Common Stock     1,141,797(2)     53.40%     46.91%
Beneficial owner of more than 5% of the
Corporation's Common Stock
777 Mariners Island Blvd.
San Mateo, CA 94404
Gabelli Funds, Inc...........................  Common Stock       179,557(3)     16.49%     12.96%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Corporate Center
Rye, NY 10580-1434
The Killen Group, Inc........................  Common Stock       397,695(4)     32.41%     26.11%
Beneficial owner of more than 5%
of the Corporation's Common Stock
1199 Lancaster Avenue
Berwyn, PA 19312
Matthew Brandt...............................  Class B Stock       38,700        13.07%      2.99%
Senior Vice President and beneficial           Common Stock         2,300(5)       *          *
owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas Brandt................................  Class B Stock       38,700(6)     13.07%      2.99%
Senior Vice President and beneficial           Common Stock         1,354          *          *
owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Steven Baruch................................  Common Stock         1,100(7)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Howard M. Brenner............................  Common Stock         1,500(7)       *          *
Director
277 Park Avenue
New York, NY 10172
Jean Firstenberg.............................  Common Stock         1,420(8)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Allan Fromme, PhD............................  Class B Stock        2,013          *          *
Director                                       Common Stock         2,900(9)       *          *
110 Richards Avenue
Norwalk, CT 06856-5090
Robert Greenes...............................  Common Stock         5,056(10)      *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Gene Jankowski...............................  Common Stock         3,000(7)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Victor Liss..................................  Class B Stock        9,728         3.29%       *
Director, Vice Chairman, President             Common Stock        47,020(11)     4.55%      3.54%
and Chief Executive Officer
110 Richards Avenue
Norwalk, CT 06856-5090
Howard S. Modlin.............................  Class B Stock        8,751(12)     2.96%       *
Director                                       Common Stock         2,500(12)      *          *
445 Park Avenue
New York, NY 10022
Michael R. Mulcahy...........................  Common Stock         7,303(13)      *          *
Executive Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
Karl P. Hirschauer...........................  Common Stock         3,629(14)      *          *
Senior Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas F. Mahoney............................  Common Stock         1,000(15)      *          *
Senior Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
All directors and executive officers.........  Class B Stock      227,087(16)    76.72%     17.57%
as a group (17 persons)                        Common Stock        96,368(16)     9.02%      7.06%

---------------
 (1) The amount includes 7,136 shares of Common Stock acquirable upon conversion of $100,000 principal amount of the Corporation's 7 1/2% Convertible Subordinated Notes due 2006 (the "Notes"), and 4,232 shares of Class B Stock owned by Mrs. Brandt.

 (2) Based on Schedule l3G, Amendment No. 1, dated February 6, 1998 and other telephonic advice by Franklin Resources, Inc., a parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of said company and Franklin Advisers, Inc., an investment adviser, the amount includes 1,141,797 shares of Common Stock acquirable upon conversion of $l6,000,000 principal amount of the Notes beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc., each of which is a registered investment advisor and which have all voting and investment power over the Notes.

 (3) Based on Schedule l3D, Amendment No. 29, dated January 15, 1999 by Gabelli Funds, Inc., parent holding company and registered investment adviser, the amount includes 92,557 shares of Common Stock acquirable upon conversion of $1,297,000 principal amount of the Notes. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, Inc. has sole voting power and sole dispositive power over such shares.

 (4) Based on Schedule 13G, Amendment No. 2, dated February 11, 1999 and other telephonic advice by Killen Group, Inc., a registered investment adviser, has sole dispositive power of 167,123 shares of Common Stock and sole power to vote 74,300 of such shares, and its clients for whom the shares were purchased, have the right to the proceeds of a sale. The amount also includes 230,572 shares of Common Stock acquirable upon conversion of $3,231,000 principal amount of the Notes held for such client accounts.

 (5) The amount includes 1,820 shares of Common Stock acquirable upon exercise of stock options. Mr. Matthew Brandt is Mr. R. Brandt's son.

 (6) Mr. Thomas Brandt is Mr. R. Brandt's son.

 (7) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options.

 (8) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options.

 (9) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.
     Dr. Fromme is Mr. R. Brandt's brother-in-law.

(10) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.

(11) The amount includes 36,900 shares of Common Stock acquirable upon exercise of stock options, and 714 shares of Common Stock acquirable upon conversion of $10,000 principal amount of the Notes.

(12) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options, 3,460 shares of Class B Stock owned by Mr. Modlin's immediate family, and 2,479 shares of Class B Stock held in trust for Mr. Modlin's immediate family.

(13) The amount includes 4,000 shares of Common Stock acquirable upon exercise of stock options.

(14) The amount includes 3,000 shares of Common Stock acquirable upon exercise of stock options.

(15) The amount includes 900 shares of Common Stock acquirable upon exercise of stock options.

(16) The amount includes 63,909 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options), 10,171 shares of Class B Stock set forth in footnotes 1 and 12 above and 7,850 shares of Common Stock acquirable upon conversion of the Notes set forth in footnotes 1 and 11 above.

  *  Less than l%

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Two directors are to be elected at the May 27, l999 Annual Meeting for a three-year term, and until their successors have been elected and qualified. Messrs. Greenes and Modlin nominated for election as directors for a three-year term were each elected a director of the Corporation at the 1996 Annual Meeting of Stockholders.

     Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

     Management has no reason to believe that the nominees are not available or will not serve if elected, but if a nominee should not become available to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.

                                                                                         FIRST
                                                                                         BECAME     TERM
               NAME                 PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
               ----                 -------------------------------------------------   --------   -------
NOMINEES -- THREE-YEAR TERM
Robert Greenes....................  Vice Chairman of the Executive Committee of           1971      2002
                                    Trans-Lux Corporation; President of Petroconsult,
                                    Inc.; President of East Coast Energy Council;
                                    formerly President and Chief Executive Officer of
                                    Public Fuel Service Inc. and all of its
                                    subsidiaries; 78
Howard S. Modlin..................  Attorney and member of the firm Weisman Celler        1975      2002
                                    Spett & Modlin, P.C.; Director of Fedders
                                    Corporation and General DataComm Industries, Inc.;
                                    67

DIRECTORS -- TWO-YEAR REMAINING TERM
Richard Brandt....................  Chairman of the Board of Trans-Lux Corporation;       1954      2001
                                    Director of Presidential Realty Corporation; Board
                                    member of Taos Talking Picture Festival; Chairman
                                    Emeritus and Trustee of the American Film
                                    Institute; Trustee of American Theatre Wing; 71
Jean Firstenberg..................  Chief Executive Officer and Director of the           1989      2001
                                    American Film Institute; Trustee of Boston
                                    University; 63
Gene Jankowski....................  Chairman of Jankowski Communications System, Inc.;    1994      2001
                                    Chief Executive Officer of JCS New England
                                    Television Network, Inc.; formerly President and
                                    Chairman of the CBS Broadcast Group; Chairman
                                    Emeritus of the American Film Institute; Director
                                    of The Advertising Educational Foundation and
                                    Advisor to the World Press Freedom Foundation; 64
Victor Liss.......................  Vice Chairman of the Board, President and Chief       1988      2001
                                    Executive Officer of Trans-Lux Corporation;
                                    Director of Anthem, Inc. and Anthem Blue Cross &
                                    Blue Shield of Connecticut; Trustee of Norwalk
                                    Hospital; 62

                                                                                         FIRST
                                                                                         BECAME     TERM
               NAME                 PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
               ----                 -------------------------------------------------   --------   -------
DIRECTORS -- ONE-YEAR REMAINING TERM
Steven Baruch.....................  Executive Vice President of Presidential Realty       1994      2000
                                    Corporation; Producer of plays and musicals, among
                                    them Driving Miss Daisy, Angels in America, Love
                                    Letters, Smokey Joe's Cafe and the Broadway
                                    revivals of Damn Yankees, A Funny Thing Happened
                                    on the Way To The Forum and the Sound of Music; 60
Howard M. Brenner.................  Chairman and Chief Executive Officer of HCFP          1997      2000
                                    Brenner Securities LLC, formerly Vice Chairman of
                                    Loewenbaum & Company Incorporated, Vice Chairman
                                    of Southcoast Capital Corporation and President of
                                    Brenner Securities Corporation which was merged
                                    into Southcoast Capital Corporation which changed
                                    its name to Loewenbaum & Company Incorporated;
                                    formerly President of Drexel Burnham Lambert
                                    Incorporated; former member of Board of Governors
                                    of the American Stock Exchange and District 10
                                    Committee (NY) National Association of Securities
                                    Dealers Inc.; 65
Allan Fromme, PhD.................  Psychologist, Author, Consultant, Chairman of the     1958      2000
                                    Executive Committee of Trans-Lux Corporation; 83

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the compensation paid or awarded for each of the three years in the period ended December 3l, l998 to the Chief Executive Officer and the Corporation's four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                 ANNUAL COMPENSATION             COMPENSATION
                                        --------------------------------------   ------------    ALL OTHER
                                                                OTHER ANNUAL       OPTIONS      COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)   COMPENSATION($)    GRANTED(#)       ($)(1)
  ---------------------------    ----   ---------   --------   ---------------   ------------   ------------
Richard Brandt.................  1998    342,471    133,735         70,634              --         32,435
Chairman of the Board(2)         1997    318,421    123,037         69,830              --          8,424
                                 1996    105,578     93,163        267,049              --         14,975

Victor Liss....................  1998    253,654    199,951          4,850              --         16,548
Chief Executive Officer,         1997    238,847    185,124          5,150          25,000          8,763
President and Vice Chairman(2)   1996    212,885    133,434          5,150              --          4,180

Michael R. Mulcahy.............  1998    236,198     84,975             --          12,500         14,193
Executive Vice President         1997    255,164     30,000             --              --             --
                                 1996    211,760     33,219             --              --             --

Thomas F. Mahoney..............  1998    143,511      8,438             --              --             --
Senior Vice President of Sales,  1997    138,976      7,813             --              --             --
former Vice President of Sales   1996    128,660      3,463             --              --             --

Karl P. Hirschauer.............  1998    120,461     13,438             --              --             --
Senior Vice President of         1997    112,153      7,813             --              --             --
Engineering                      1996    103,846      5,938             --              --             --

---------------
(l) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. Brandt include $2,652, $7,874 and $13,764 for tax equalization payments in 1998, 1997 and 1996, respectively, resulting from FICA taxes. The amounts reflected for Mr. Liss represent split dollar life insurance, additional life insurance and disability insurance premiums. The amount reflected for Mr. Mulcahy represents split dollar life insurance premiums.

(2) During the period January l, l994 to August l5, l996, the Chairman was not an executive officer under the Corporation's by-laws and the bonuses and other annual compensation constituted fees and other payments under his former consulting agreement with the Corporation. Other annual compensation for Messrs. Brandt and Liss includes directors fees.

COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for Mr. Liss, the Chief Executive Officer, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Compensation Committee considers management's recommendations based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officer's compensation is based upon the above factors and includes bonuses as described in the section on Employment Agreements.

RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT BENEFITS

     A cash contribution of $309,449 for the individuals listed in the Summary Compensation Table, (except Mr. Brandt who is not eligible), and all other eligible employees to the Corporation's retirement plan for 1998 has been made. Under the supplemental retirement arrangement with Mr. Liss, $97,109, $62,482 and $62,512 was accrued, but not paid in 1998, 1997 and 1996, respectively.

     The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

                                                  ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                     BASED ON CREDITED SERVICE YEARS
FINAL AVERAGE SALARY FOR HIGHEST FIVE OF  -----------------------------------------------------
   THE TEN YEARS PRECEDING RETIREMENT       10         20         30          35          40
----------------------------------------  -------    -------    -------    --------    --------
$100,000...............................   $15,000    $30,000    $45,000    $ 52,500    $ 60,000
 125,000...............................    18,750     37,500     56,250      65,625      75,000
 150,000...............................    22,500     45,000     67,500      78,750      90,000
 200,000(1)............................    30,000     60,000     90,000     105,000     120,000(2)

     As of January 1, 1999, Messrs. Liss, Mulcahy, Mahoney and Hirschauer had 30, 31, 31 and 19 years of credited service, respectively.
---------------
(1) $160,000 is the legislated annual cap on compensation.
(2) $130,000 is the maximum legislated annual benefits payable from a qualified pension plan.

CERTAIN TRANSACTIONS

     During the year 1998, $313,250 in fees for legal services rendered were paid by the Corporation to the law firm of which Mr. Modlin, a director of the Corporation, is a member.

     A subsidiary of the Corporation loaned an aggregate of $320,385 during the years 1989 through 1996 to Dr. Fromme, Chairman of the Executive Committee, to fully pay the premiums on a $500,000 life insurance policy on his life. The Corporation has received an assignment of the policy as collateral for the repayment to the extent the proceeds of the policy are in excess of $200,000. The loans plus accrued interest are repayable solely from the proceeds from the policy.

     Messrs. Matthew Brandt and Thomas Brandt are Senior Vice Presidents of the Corporation and each is employed by the Corporation at an annual compensation level of $120,000 plus one quarter of one percent of the Corporation's defined pre-tax consolidated earnings.

EMPLOYMENT AGREEMENTS

     The Corporation has employment agreements with Messrs. Brandt, Liss, Mulcahy, Mahoney and Hirschauer expiring on December 3l, 2002, April l, 2002, May 3l, 2001, May 3l, 2001 and December 31, 1999, respectively. Mr. Brandt's agreement further provides for a consulting term expiring on December 31, 2007. The agreements provide for annual compensation of $380,797 (subject to cost of living adjustments) for Mr. Brandt; $250,000 in l999, plus an additional $l0,000 each year thereafter for Mr. Liss; $l75,000, $195,000 and $215,000 through May 31, l999, 2000 and 2001, respectively, for Mr. Mulcahy; $100,000, $105,000 and
$110,000 through May 31, 1999, 2000 and 2001, respectively, for Mr. Mahoney; and $120,000 in 1999 for Mr. Hirschauer. Each agreement contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $l25,000, $250,000, $125,000, $20,000 and $20,000 in the case of
Messrs. Brandt, Liss, Mulcahy, Mahoney and Hirschauer, respectively. Each agreement also contains varying disability, death, and, other than Messrs. Mahoney and Hirschauer, insurance benefits. Mr. Brandt's agreement provides for profit participations of l 1/2% and 3/4%, respectively of the Corporation's defined pre-tax consolidated earnings during the employment term and consulting term, respectively. Mr. Mulcahy's agreement provides for sales override commissions and severance benefits. Mr. Mahoney's agreement provides for sales override commissions. Messrs. Brandt and Liss have the right to cancel their agreements if, among other things, in the case of Mr. Liss, Mr. Liss gives six months early termination notice (after January 1, 2000) or there is a "change in control" as defined therein or the Corporation fails to elect him to his present positions and, in the case of Mr. Brandt, the Corporation fails to elect him to his present position in which case he has the right to receive the payments for the balance of the term of his agreement, including certain lump sum payments thereof. The foregoing is a summary of the agreements and reference is made to the agreements, each of which has been filed with the Securities and Exchange Commission, for the full terms thereof.

STOCK OPTION PLANS AND STOCK OPTIONS

     The Corporation has two incentive stock option plans which provide for the grant of incentive stock options at fair market value (or 110% of fair market value if the optionee owns more than 10% of the Corporation's outstanding voting securities) on date of grant. Options outstanding are exercisable during the period one to ten years after date of grant and while the holder is in the employ of the Corporation. The following tables set forth information as to the named executive officers with respect to the value realized on exercise of stock options granted in fiscal 1998, the value realized on exercise of options and fiscal year end option values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                               INDIVIDUAL GRANTS                           ANNUAL RATES
                            --------------------------------------------------------      OF STOCK PRICE
                                          % OF TOTAL                                     APPRECIATION FOR
                                      OPTIONS GRANTED TO   EXERCISE OR                      OPTION TERM
                            OPTIONS      EMPLOYEES IN       BASE PRICE    EXPIRATION   ---------------------
           NAME             GRANTED      FISCAL YEAR       ($)PER SHARE      DATE        5%($)      10%($)
           ----             -------   ------------------   ------------   ----------   ---------   ---------
Michael R. Mulcahy........  12,500            100%              9.00      8/31/2008      71,000     179,000

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                           VALUE OF
                                                                        NUMBER OF        UNEXERCISED
                                                                       UNEXERCISED       IN-THE-MONEY
                                                                       OPTIONS AT         OPTIONS AT
                                                                       FISCAL YEAR       FISCAL YEAR
                                           OPTION EXERCISES                END              END($)
                                    ------------------------------    -------------    ----------------
                                    SHARES ACQUIRED       VALUE       EXERCISABLE/       EXERCISABLE/
               NAME                   ON EXERCISE      REALIZED($)    UNEXERCISABLE    UNEXERCISABLE(1)
               ----                 ---------------    -----------    -------------    ----------------
Richard Brandt....................          --               --           --/ --            --/ --
Victor Liss.......................       2,000            3,125       36,900/ 7,000     21,094/ --
Michael R. Mulcahy................       1,500            9,563        4,000/12,500         --/1,563
Thomas F. Mahoney.................         100              550          900/ --           900/ --
Karl P. Hirschauer................          --               --        3,000/--          2,406/--

---------------
(1) Market value of underlying securities at fiscal year end, minus the exercise price.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 1998 with the Total Return Index for American Stock Exchange US ("AMEX US"), the Russell 2000 Index ("RUSSELL 2000"), and the American Stock Exchange Market Value Index ("AMEX MKT"). The American Stock Exchange has ceased to track the AMEX MKT, therefore the Corporation has selected the AMEX US as the broad-market index. The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.

                      COMPARATIVE FIVE YEAR TOTAL RETURNS*

     Trans-Lux Corporation, AMEX US Total Return Index, Russell 2000 Index,
                           AMEX Market Value Index**

                                              AMEX US              RUSSELL 2000             AMEX MKT                 TLX
                                              -------              ------------             --------                 ---
'1993'                                         100.00                 100.00                 100.00                 100.00
'1994'                                          93.26                  96.82                  90.94                 100.16
'1995'                                         119.99                 122.19                 114.90                  89.21
'1996'                                         121.90                 140.23                 122.24                 122.08
'1997'                                         152.43                 169.00                 148.26                 163.18
'1998'                                         162.59                 163.18                                        101.53

---------------
*  Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the RUSSELL 2000. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX US, RUSSELL 2000 and AMEX MKT.

                       SELECTION OF INDEPENDENT AUDITORS

     The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in l987 as auditors for the Corporation's l987 fiscal year.

     Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1998, the Board of Directors had four meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors and the Chairman receive an annual fee of $3,500 and $1,100 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $450 for each meeting of the Board attended.

     The members of the Executive Committee of the Board of Directors are Messrs. Brandt, Greenes, Liss and Modlin and Dr. Fromme. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time to time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee did not hold any formal meetings in 1998. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend. Dr. Fromme receives an annual fee of $12,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr. Greenes receives an annual fee of $6,000 as Vice Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences.

     The members of the Compensation Committee of the Board of Directors are Messrs. Greenes, Jankowski and Modlin and Ms. Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee held two meetings in 1998. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend and the Chairman, Mr. Modlin, receives an annual fee of $2,500.

     The members of the Audit Committee of the Board of Directors are Messrs. Baruch, Brenner, Greenes and Modlin and Ms. Firstenberg. The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. The Audit Committee held two meetings in 1998. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend and the Chairperson, Ms. Firstenberg, receives an annual fee of $2,500.

     The Board of Directors has not established a nominating or similar committee.

     On June 20, 1989, the Board of Directors established a Non-Employee Director Stock Option Plan which as amended, covers a maximum of 30,000 shares for grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on ten or more years of service and an additional 1,000 stock options based on twenty or more years of service. Additional stock options are granted upon the expiration or exercise of any such option which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year, all filing requirements applicable to executive officers and directors were met.

                  STOCKHOLDER PROPOSALS -- 2000 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at the 2000 annual meeting, such proposal must be received by the Secretary of the Corporation on or before November 30, 1999. Nominations for directors at the 2000 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before January 28, 2000.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                              ANGELA D. TOPPI
                                            Corporate Secretary

Dated: Norwalk, Connecticut
      March 29, 1999

                                      LOGO

                                      LOGO

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                  MAY 27, 1999
                              NORWALK, CONNECTICUT

PROXY
                             TRANS-LUX CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 27, 1999

                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 27, 1999, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

DIRECTORS RECOMMEND VOTE FOR ITEMS 1 AND 2.

Item 1    [ ]  FOR       [ ]  NOT FOR    Election of Robert Greenes and Howard S. Modlin to serve as directors for a three-year term, and until their successors are elected and shall have qualified.

                                         Authority is withheld with respect to the following
                                         nominee:
                                         __________________________________________________________


Item 2    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN          Recommended retention of Deloitte & Touche LLP as the
                                                                   independent auditors for the Corporation for the ensuing
                                                                   year.

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEM 2.
                  (Continued and to be signed on other side.)

                          (Continued from other side)

  A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

  IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated March 29, 1999.

                                      Dated:                             , 1999
                                            ----------------------------

                                      ----------------------------------- (L.S.)
                                              Stockholder(s) Signature

                                      ----------------------------------- (L.S.)

                                      NOTE:  This proxy properly filled in,
                                      dated and signed, should be returned
                                      immediately in the enclosed postpaid
                                      envelope to TRANS-LUX CORPORATION, 110
                                      Richards Avenue, Norwalk, Connecticut
                                      06856-5090. If the signer is a
                                      corporation, sign in full the corporate
                                      name by a duly authorized officer. If
                                      signing as attorney, executor,
                                      administrator, trustee or guardian, please give your full title as such.